SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  July 19, 2004
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                          Asbury Automotive Group, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)


        5511                                           01-0609375
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(Commission File Number)                    (IRS Employer Identification No.)

            622 Third Avenue, 37th Floor                         10017
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      (Address of principal executive offices)                (Zip Code)

                                 (212) 885-2500
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              (Registrant's telephone number, including area code)

                                      None
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          (Former name or former address, if changed since last report)




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Item 5.  Other Events and Regulation FD Disclosure

         The registrant hereby files the press release attached hereto as
         Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits


Exhibit No.   Description
-----------   -----------

99.1          Press Release dated July 19, 2004.

The registrant issued a press release on July 19, 2004, announcing that it would not proceed with the proposed secondary offering of the registrant's common stock previously announced on January 22, 2004, and that the registrant has withdrawn the registration statement relating to such proposed secondary offering, originally filed with the Securities and Exchange Commission on January 22, 2004, which press release is attached hereto as Exhibit 99.1.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ASBURY AUTOMOTIVE GROUP, INC.



Date:  July 19, 2004              By:  /s/ Kenneth B. Gilman
                                       ----------------------------------------
                                  Name:  Kenneth B. Gilman
                                  Title:  President and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------

99.1           Press Release dated July 19, 2004